UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2020

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name on Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

United Airlines, Inc. ("United"), a wholly-owned subsidiary of United Airlines Holdings, Inc. ("UAL", and together with United, the "Company") has continued to experience a material decline in demand for both international and domestic travel, as well as an increase in trip cancellations, resulting from the spread of coronavirus ("COVID-19"). As such, the Company has taken proactive steps to mitigate the financial and operational impact to the business.

As a result of the decline in demand resulting from COVID-19, in addition to the capacity reductions on the Company's trans-Pacific routes announced last month, the Company has also announced that it has pulled down 10% of its domestic schedules and 20% of its international schedules in April. The Company also anticipates making reductions in May of at least 20% and plans to proactively evaluate and cancel flights on a rolling 90-day basis until it sees signs of a recovery in demand. The Company's capacity reductions have been focused on, but not limited to, reducing frequencies in markets with the ability to re-accommodate passengers on other frequencies or through other hubs, destinations in level 3 or level 4 travel advisory regions and surrounding areas and routes performing significantly below the system average.

As such, the Company is responding to this changing environment by adjusting its capital expenditures, operating expenditures and liquidity position. With respect to capital expenditures, the Company has postponed projects deemed non-critical to the operation. Therefore, the Company currently expects adjusted capital expenditures1 for full year 2020 to be approximately $4.5 billion. The Company's capital expenditures were front loaded in 2020, and as such, the Company has spent approximately $2 billion year-to-date. The Company also suspended share buybacks under its existing share repurchase program on Monday, February 24, 2020 after the virus outbreak expanded to Italy.

On Monday, March 9, 2020, the Company raised an incremental $2 billion in new liquidity from a group of banks in the form of a secured term loan facility. As of close of business Monday, March 9, 2020, the Company had $8 billion of liquidity, including approximately $6 billion of unrestricted cash and short-term investments, and its fully undrawn revolving credit facility of $2 billion.

Effective immediately, Oscar Munoz, the Company's Chief Executive Officer and Scott Kirby, the Company's President, are forgoing 100% of each of their respective base salaries through at least June 30, 2020.

Due to the uncertain nature of the near-term demand environment, the Company is withdrawing its first quarter 2020 guidance issued on January 21, 2020 and February 24, 2020. However, for the first quarter of 2020 the Company expects to incur a loss.

The information in this Item 7.01, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

1 Adjusted capital expenditures is a non-GAAP measures that includes projects acquired through the issuance of debt and finance leases. Non-cash capital expenditures are not determinable at this time. Accordingly, the Company does not provide capital expenditures guidance on a GAAP basis.

Cautionary Statement Regarding Forward-Looking Statements:

Certain statements in this Current Report on Form 8-K are forward-looking and thus reflect the Company's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the Company's ability to execute its strategic operating plan, including its growth, revenue-generating and cost-control initiatives; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact its operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; the Company's capacity decisions and the capacity decisions of its competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in the Company's supply of aircraft fuel; the Company's ability to cost-effectively hedge against increases in the price of aircraft fuel, if it decides to do so; the effects of any technology failures, cybersecurity or significant data breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving the Company's aircraft or operations, the aircraft or operations of its regional carriers or its code share partners or the aircraft or operations of another airline; the Company's ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; the mandatory grounding of aircraft in the Company's fleet; disruptions to the Company's regional network; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of the Company's investments in other airlines, including in other parts of the world; industry consolidation or changes in airline alliances; the ability of other air carriers with whom the Company has alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of the Company's aircraft orders; disruptions in the availability of aircraft, parts or support from its suppliers; the Company's ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with its union groups; any disruptions to operations due to any potential actions by the Company's labor groups; labor costs; an outbreak of a disease that affects travel demand or travel behavior, such as the existing threat of COVID-19; the impact of any management changes; extended interruptions or disruptions in service at major airports where the Company operates; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; the costs and availability of financing; the Company's ability to maintain adequate liquidity; the Company's ability to comply with the terms of its various financing arrangements; the Company's ability to realize the full value of its intangible assets and long-lived assets; any impact to the Company's reputation or brand image and other risks and uncertainties set forth under Part I, Item 1A., "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as well as other risks and uncertainties set forth from time to time in the reports it files with the SEC.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: March 10, 2020